STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, ACCESS ALTERNATIVE GROUP S.A. or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

     (a)      In case the Corporation shall at any time after the date of this Warrant:

     (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

     (ii)      Subdivide its outstanding shares of Common Stock;

     (iii)      Combine its outstanding shares of Common Stock; or

     (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                          (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                          (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	ACCESS ALTERNATIVE GROUP S.A
P.O. Box C.B. 13997
Nassau, Bahamas
Attn: Robert Montgomery
Ph. (242) 362-4163
Fx. (242) 362-4565

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, ACCESS ALTERNATIVE GROUP S.A. or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

(a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                    (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                    (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	ACCESS ALTERNATIVE GROUP S.A
P.O. Box C.B. 13997
Nassau, Bahamas
Attn: Robert Montgomery
Ph. (242) 362-4163
Fx. (242) 362-4565

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, BIRCH FIRST ADVISORS, LLC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                           (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	BIRCH FIRST ADVISORS, LLC
350 S. County Rd., Ste. 102-140
Palm Beach, Florida 33480
Attn: Daniel A. Carr
Ph. (248) 281-5362

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, BIRCH FIRST ADVISORS, LLC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant.  The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

     (a)      In case the Corporation shall at any time after the date of this Warrant:

     (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

     (ii)      Subdivide its outstanding shares of Common Stock;

     (iii)      Combine its outstanding shares of Common Stock; or

     (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                            (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                            (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	BIRCH FIRST ADVISORS, LLC
350 S. County Rd., Ste. 102-140
Palm Beach, Florida 33480
Attn: Daniel A. Carr
Ph. (248) 281-5362

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, BREAKWATER INTERNATIONAL, INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                           (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                           (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	BREAKWATER INTERNATIONAL, INC
2 Rendezvous Road
Worthing, Christ Church
Barbados
Attn: Barry Skinner
Ph. (246) 434-2655
Fx. (246) 435-0297

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, BREAKWATER INTERNATIONAL, INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	BREAKWATER INTERNATIONAL, INC
2 Rendezvous Road
Worthing, Christ Church
Barbados
Attn: Barry Skinner
Ph. (246) 434-2655
Fx. (246) 435-0297

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, BRISBANE MANAGEMENT LTD or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	BRISBANE MANAGEMENT LTD
33 Harbor Bay Centre
Suite 1252
Nassau, Bahamas
Attn: May Robins

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, BRISBANE MANAGEMENT LTD or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                       (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	BRISBANE MANAGEMENT LTD
33 Harbor Bay Centre
Suite1252
Nassau, Bahamas
Attn: May Robins

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

     (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, CHERRYWOOD CORP or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

     (a)      In case the Corporation shall at any time after the date of this Warrant:

     (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

     (ii)      Subdivide its outstanding shares of Common Stock;

     (iii)      Combine its outstanding shares of Common Stock; or

     (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	CHERRYWOOD CORP
210 Elvira Mendez Street
1st Floor
Panama City, Panama
Attn: Stephen Kelly

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, CHERRYWOOD CORP or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	CHERRYWOOD CORP
210 Elvira Mendez Street
1st Floor
Panama City, Panama
Attn: Stephen Kelly

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, CRESTWAY CORP. or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

         5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	CRESTWAY CORP.
3382 Balboa Avenue
Ancon, Panama
Attn: Shane Smith

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic

3

purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, CRESTWAY CORP. or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	CRESTWAY CORP.
3382 Balboa Avenue
Ancon, Panama
Attn: Shane Smith

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic

3

purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, CRYSTAL RESOURCE CORPORATION or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	CRYSTAL RESOURCE CORPORATION
Tropicana Plaza
Leeward Highway
Provideciales, Turks & Caicos
Attn: Abbygail Gibson

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, CRYSTAL RESOURCE CORPORATION or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	CRYSTAL RESOURCE CORPORATION
Tropicana Plaza
Leeward Highway
Provideciales, Turks & Caicos
Attn: Abbygail Gibson

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, EUROPEAN MARKETING GROUP INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	EUROPEAN MARKETING GROUP INC
C/O Swisspartners Wealth Management AG
Am Schanzengraben 23
P.O. Box CH-8022 Zürich
Attn: Marcela A. Doljak

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, EUROPEAN MARKETING GROUP INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                    (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	EUROPEAN MARKETING GROUP INC
C/O Swisspartners Wealth Management AG
Am Schanzengraben 23
P.O. Box CH-8022 Zürich
Attn: Marcela A. Doljak

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, HIGH TEMPO LTD or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	HIGH TEMPO LTD
8 Main Street
Charlestown, Nevis
Attn: Brenda Cocksedge

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic

3

purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, HIGH TEMPO LTD or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	HIGH TEMPO LTD
8 Main Street
Charlestown, Nevis
Attn: Brenda Cocksedge

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic

3

purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, JENSEN INTERNATIONAL INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	JENSEN INTERNATIONAL INC
3rd Floor
King's Court, Bay Street
Nassau, Bahamas
Attn: Kofi Bain

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, JENSEN INTERNATIONAL INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	JENSEN INTERNATIONAL INC
3rd Floor
King's Court, Bay Street
Nassau, Bahamas
Attn: Kofi Bain

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed

3

replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

8,888,888 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, MOUNT KNOWLEDGE, INC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of EIGHT MILLION EIGHT HUNDRED EIGHTY-EIGHT THOUSAND EIGHT HUNDRED EIGHTY-EIGHT (8,888,888) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.0001 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time after the first twenty-four (24) months from the date of execution of this Warrant and prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.0001 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR

2

OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	MOUNT KNOWLEDGE, INC.
99-B Sheppard Ave., West;
Toronto, ON M2N 1B4
Canada
Tel: (416) 858-2618
Fax: (416) 848-6891
Attn: Erwin Sniedzins

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

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          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

     THIS CERTIFIES THAT, SCANDIVEST, LLC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

     1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

     2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

     3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

     4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant.

The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a) In case the Corporation shall at any time after the date of this Warrant:

          (i) Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii) Subdivide its outstanding shares of Common Stock;

          (iii) Combine its outstanding shares of Common Stock; or

          (iv) Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                    (b) Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                    (c) In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

     5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

     6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

     7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	SCANDIVEST, LLC
7512 Dr. Phillips Blvd.
Ste. 50-912
Orlando, Florida 32819
Attn: Peter S. Bjorklund
Ph. (407) 279-0071

     9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

     10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

     11.      Miscellaneous.

          (a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b) U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c) Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d) Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f) Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g) Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h) No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:	/s/ Ian McBean

Ian McBean
President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, SCANDIVEST, LLC or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	SCANDIVEST, LLC
7512 Dr. Phillips Blvd.
Ste. 50-912
Orlando, Florida 32819
Attn: Peter S. Bjorklund
Ph. (407) 279-0071

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, VANTECH SECURITIES LTD or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.15 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.15 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

2

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	VANTECH SECURITIES LTD
P.O. Box C.B. 13997
Nassau, Bahamas
Attn: Robert Montgomery
Ph. (242) 362-4163
Fx. (242) 362-4565

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)      Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

3

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director

4

STOCK PURCHASE WARRANT

1,000,000 SHARES OF SERIES A COMMON STOCK
OF
AUROR CAPITAL CORP.

          THIS CERTIFIES THAT, VANTECH SECURITIES LTD or their successors and assigns, ("Holder") is entitled to purchase, subject to the terms and conditions hereof, up to a total of ONE MILLION (1,000,000) shares of the Common Stock ("Shares") of AUROR CAPITAL CORP., a Nevada Corporation (the "Corporation"), upon exercise of this Warrant along with presentation of the full purchase price due for such Shares. The purchase price of the Shares is equal to $0.20 per share (the "Exercise Price"). Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00pm Eastern Time on January 21, 2013 (the “Termination Date”).

          1.      Exercise of Warrants. The Holder may, at any time prior to the Termination Date, exercise this Warrant in whole or in part at an exercise price per share equal to $0.20 per share, subject to adjustment as provided herein (the “Exercise Price”), by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

          2.      Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

          3.      No Stockholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation.

          4.      Adjustment of Exercise Price and Number of Shares Deliverable Upon Exercise of Warrant. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this paragraph.

          (a)      In case the Corporation shall at any time after the date of this Warrant:

          (i)      Pay a dividend of its shares of its Common Stock or make a distribution in shares of its Common Stock with respect to its outstanding Common Stock;

          (ii)      Subdivide its outstanding shares of Common Stock;

          (iii)      Combine its outstanding shares of Common Stock; or

          (iv)      Issue any other shares of capital stock by reclassification of its shares of Common Stock, the number and kind of shares purchasable upon the exercise of this Warrant at the time of the record date of such dividend, subdivision, combination, or reclassification shall be adjusted so that Holder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised prior to such event, Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                      (b)      Whenever the number or kind of shares purchasable upon the exercise of this Warrant is adjusted, the Exercise Price per share payable upon exercise of this Warrant shall be proportionately adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares purchasable immediately thereafter.

                      (c)      In case of any reorganization of the Corporation, or in case of any reclassification or change of outstanding Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or split-up or combination of the Common Stock), or in case of any consolidation or merger of the Company with or into another entity (other than a consolidation or merger with a subsidiary or a continuing corporation), or in case of any sale or conveyance to another entity of all or substantially all of the property of the Corporation, then, as a condition of such reorganization, reclassification, change, consolidation, merger, sale, or conveyance, the Corporation or such successor or purchasing entity, as the case may be, shall forthwith provide to Holder a supplemental warrant (the "Supplemental Warrant") which will make lawful and adequate provision whereby Holder shall have the right thereafter to receive, upon exercise of such Supplemental Warrant, the kind and amount of shares and other securities and property which would have been received upon such reorganization, reclassification, change, consolidation, merger, sale, or conveyance by a holder of a number of shares of Common Stock equal to the number of Shares issuable upon exercise of this Warrant immediately prior to such reorganization, reclassification, change, consolidation, merger, sale, or conveyance. Such Supplemental Warrant shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for herein. The above provisions shall similarly apply to successive reorganizations, reclassifications, and changes of Common Stock and to successive consolidations, mergers, sales, or conveyances.

          5.      Partial Exercise. In the event Holder shall exercise this Warrant as to only a portion of the Shares covered hereby, a new warrant for the remaining purchasable shares will be issued at the time of such partial exercise.

          6.      Transfer. The Warrant may only be transferred prior to Termination Date in the same manner as shares of the Common Stock may be transferred under the terms of the By-laws of the Corporation, as currently in effect. Holder acknowledges that the securities represented by this Warrant and the Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 or qualified under the Securities laws of any state, and may only be transferred or issued in compliance with such laws.

          7.      Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION

STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

          8.      Notices. All written notices, demands, or requests of any kind, which either party may be required or any desire to serve on the other in connection with this Agreement, must be served by registered or certified mail, with postage prepaid and return receipt requested. In lieu of mailing, either party may cause delivery of such notice, demands and requests to be made by personal hand delivery, courier service or facsimile transmission, provided that acknowledgment of receipt is made. Notice shall be deemed given upon personal hand delivery, courier service or receipt of facsimile transmission, or two (2) days after mailing. All such notices, demands, and requests shall be delivered as follows:

If to the Company:	AUROR CAPITAL CORP.
39555 Orchard Hill Place,
Suite 600 PMB 6096
Novi, Michigan 48375
Attn: Ian McBean
Ph. (248) 893-4538
Fx. (888) 682-3038

If to the Holder:	VANTECH SECURITIES LTD
P.O. Box C.B. 13997
Nassau, Bahamas
Attn: Robert Montgomery
Ph. (242) 362-4163
Fx. (242) 362-4565

          9.      Governing Law; Jurisdiction and Venue. This Warrant shall be governed by the laws of the State of Nevada, without regard to conflicts or choice of law rules or principles. Each of the Company and the Holder submits to the jurisdiction and venue of the federal and state courts of Nevada to resolve all issues that may arise out of or relate to this Warrant.

          10.      Arbitration. In the event that a dispute arises between the Corporation and the holder of this Warrant as to any matter relating to this Warrant, the matter shall be settled by arbitration in Clarke County, Nevada in accordance with the Rules of the American Arbitration Association and the award rendered by such arbitrator(s) shall not be subject to appeal and may be entered in any federal or state court located in Clarke County, Nevada, having jurisdiction thereof, and actions or proceedings shall be brought in no other forum or venue.

          11.      Miscellaneous.

          (a)     Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the Holder hereof.

          (b)      U.S. Dollars. All references in this Warrant to “dollars” or “$” shall mean the U.S. dollar.

          (c)      Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the fair market value per share of Common Stock, as determined in good faith by the Board.

          (d)      Counterparts. This agreement may be executed in counterparts, and any such executed counterpart shall be, and shall be deemed to be, an original instrument.

          (e)      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, it shall be deemed replaced with a valid and enforceable provision, which comes as close as possible to the economic purpose of the invalid, void or unenforceable provision, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (f)      Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          (g)      Survival. The representations, warranties and covenants made by the parties hereto shall survive the execution and delivery of this Agreement.

          (h)      No Stockholder Rights. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the Warrant Shares, including without limitation the right to vote the Warrant Shares, receive dividends or other distributions thereon, or be notified of a stockholder meeting or receive any notice or communication regarding the business or affairs of the Company.

          IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers and the corporate seal hereunto affixed on this 21st day of January 2010.

AUROR CAPITAL CORP.
a Nevada Corporation

By:      /s/ Ian McBean

          Ian McBean
          President, CEO and Director